EXHIBIT 16.1

                           GOLDSTEIN GOLUB KESSLER LLP
                  Certified Public Accountants and Consultants
               -------------------------------------------------




November 18, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re: Kirlin Holding Corp. (Commission File No.: 0-25336)

We have read Item 4 of the Form 8-K dated November 17, 2003 of Kirlin Holding Corp. and are in agreement with the statements contained therein except as follows:

1) We have no basis to agree or disagree with the statements of the registrant contained in item 4(b).

Sincerely,

 /s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP

cc: Mr. David O. Lindner





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